                            STOCK PURCHASE AGREEMENT

                                    BETWEEN

                            CONQUEST INDUSTRIES INC.

                                      AND

                    THE PARTY SIGNATORIES TO THIS AGREEMENT



                             Dated:   June __, 1995

          THIS STOCK PURCHASE AGREEMENT ("Agreement"), dated as of June __, 1995, is entered into by and between CONQUEST INDUSTRIES INC. (formerly, Conquest Airlines Corp.), a Delaware corporation (the "Company"); and THE PERSONS, FIRMS AND/OR CORPORATIONS WHO HAVE EXECUTED THIS AGREEMENT ON THE SIGNATURE PAGE HEREOF (hereinafter individually referred to as an "Investor" and collectively as the "Investors").

                              W I T N E S S E T H:

          WHEREAS, the Investors have offered to purchase from the Company certain shares of Common Stock of the Company, for the purchase price and upon the terms and conditions hereinafter set forth; and

                 WHEREAS, the Board of Directors of the Company has accepted the Investors' offer and has agreed to sell to the Investors such shares of Common Stock, all upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.       AUTHORIZATION OF ISSUE.

         The Company has authorized the issuance and sale to the Investors of an aggregate of up to One Million Four Hundred and Twenty Thousand (1,420,000) shares (the "Subject Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"). The is no minimum number of Subject Shares which must be sold prior to the Closing Date in order to consummate the transactions contemplated by this Agreement.

2.       ISSUANCE OF SUBJECT SHARES; PURCHASE PRICE.

         (a) On the terms and subject to the conditions hereinafter set forth, on the Closing Date (as hereinafter defined), the Company hereby agrees to issue and sell to the Investors, and the Investors hereby agree to purchase as principals for their own account that number of the Subject Shares set forth opposite the name of each Investor listed on Schedule "1" annexed hereto and made a part hereof. In the event and to the extent that any of the Investors listed on Schedule "1" does not purchase and full pay for his or its Subject Shares on the Closing Date, any of the other Investor(s) may purchase such Subject Shares in pro-rata amounts or in such other amounts or proportions as they may agree upon.

         (b) The purchase price per share for each of the Subject Shares shall equal an aggregate of One and 4085/10000 ($1.4085) Dollars. The aggregate purchase price payable by each of the Investors for their respective Subject Shares shall be as set forth on Schedule "1" hereto.

         (c) The purchase price for the Subject Shares shall be paid at the Closing either by wire transfer of immediately available funds to an account designated by the Company, or by certified or bank cashier's checks payable to the order of the Company. Notwithstanding the foregoing, Steffen I. Magnell ("Magnell"), the Chief Executive Officer of the Company, shall purchase his 142,000 Subject Shares by delivery to the Company of his 8% promissory note in $200,005 principal amount (the "Magnell Note"), payable as to principal and accrued interest on a date which shall be ninety (90) days following the Closing Date. The purchase price shall be payable by each Investor on the Closing Date against delivery of the Subject Shares being purchased by him or it, all of which shall be registered in the name of the applicable Investor purchasing such Subject Shares.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to the Investors, with respect to the Company and each of its subsidiary corporations (the "Subsidiaries"), all of which are listed in its Form 10-K Annual Report for the fiscal year ended September 30, 1994 (the "1994 Form 10-K"), as filed with the Securities and Exchange Commission ("SEC") under
Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"):

         (a) ORGANIZATION AND GOOD STANDING. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or continuance, with full corporate power and authority to own its properties and carry on its business as now being conducted and anticipated to be conducted following consummation of the transactions contemplated hereby. Each of the Company and the Subsidiaries is qualified as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. The copies of the Certificates of Incorporation and By-Laws of the Company and the Subsidiaries (together with all amendments thereto) are correct and complete and are available for inspection by the Investors and their representatives.

         (b)  CAPITALIZATION OF THE COMPANY.

                 (i) The authorized capital stock of the Company as at September 30, 1994 and as at March 31, 1995 is as set forth on the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1995, as filed with the SEC under the 1934 Act (the "March 1995 Form 10-Q").

                 (ii) All of the issued and outstanding shares of Company Common Stock are, and all of the Subject Shares will be, upon issuance in accordance with the terms hereof, validly issued, fully paid and non-assessable and were, or will be in the case of the Subject Shares, issued in compliance with applicable United States federal and state securities laws.

                 (iii) Except (A) as provided by this Agreement, or (B) as disclosed (x) in the Company's 1994 Form 10-K, (y) in the March 1995 Form 10-Q and in the Company's quarterly report on Form 10-Q issued under the 1934 Act for the fiscal quarter ended December 31, 1994, respectively (the "Fiscal 1995 Quarterly Reports") and (z) in the draft of Amendment No. 1 to Registration Statement on Form S-1, dated June 22, 1995 (the "Form S-1 Draft"), true and complete copies of which has been furnished to the Investors, there is no existing option, warrant, call, commitment or other agreement to which the Company is a party requiring, and there are no convertible securities of the Company outstanding which upon conversion would require, the issuance of any additional shares of Common Stock or other securities convertible into shares of Common Stock. No voting agreements or preemptive or similar rights are available to the holders of any shares of Common Stock or other securities of the Company.

         (d) AUTHORIZATION AND EXECUTION OF AGREEMENT AND EXHIBITS. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, to issue the Subject Shares in the manner and for the purpose contemplated by this Agreement, and to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement constituting Exhibit "A" hereto. The execution and delivery of this Agreement and the Exhibit hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company.

         (e) ENFORCEABILITY OF AGREEMENT AND EXHIBITS. This Agreement and the Registration Rights Agreement have been duly executed and delivered and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject in each such case, to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (f) CONFLICTING AGREEMENTS AND OTHER MATTERS. The execution, delivery and performance by the Company of this Agreement and all other agreements and instruments heretofore or hereafter to be executed and delivered by the Company in connection with the consummation of the transactions contemplated by this Agreement, and compliance by the Company with the terms and provisions hereof applicable to it, including the issuance and sale of the Subject Shares does not and will not: (i) violate any provision of any law, rule, regulation, order, writ, judgment, decree, administrative determination or award having applicability to the Company or any of the Subsidiaries; (ii) conflict with or result in a breach of or constitute a default or cause the acceleration of any obligation under the Certificate Incorporation or By-Laws of the Company or any of the Subsidiaries or any indenture or loan or credit agreement, or any other material agreement or instrument, to which the Company or any of the Subsidiaries is a party, or by which the Company or the Subsidiaries or any of their respective properties are bound or affected; or
(iii) result in, or require the creation or imposition of, any lien upon or with respect to any of the properties of the Company or any of the Subsidiaries.

         (g) LITIGATION OR PROCEEDINGS. Except as disclosed in the Company's 1994 Form 10-K, in the Fiscal 1995 Quarterly Reports or in the Form S-1 Draft (collectively, the "Disclosure Documents") or on Schedule 3(g) annexed hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties before or by any court, governmental or regulatory authority (federal, state, local or foreign) which either:

                 (i) relates to or challenges the legality, validity or enforceability of this Agreement, or any other document or agreement heretofore or hereafter to be executed and delivered by the Company pursuant hereto or in connection herewith or therewith; or

                 (ii) if determined adversely (A) would have a material adverse effect on the financial condition, properties, assets, business or results of operations of the Company and the Subsidiaries, when taken as a consolidated whole (a "Material Adverse Effect"), or (B) could materially impair the ability or obligation of the Company or the Subsidiaries to perform fully on a timely basis any obligation which it has or will have under this Agreement or the Registration Rights Agreement.

         (h) GOVERNMENTAL CONSENTS, ETC. No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person or entity (collectively "Approvals") is required in connection with the execution, delivery or performance by the Company of this Agreement, or for the consummation of the transactions contemplated hereby.

         (i) USE OF PROCEEDS. The proceeds to the Company from the sale of the Subject Shares will be applied to reduce indebtedness and certain accounts payable and for general working capital.

         (j) ACCURACY OF ALL PUBLIC FILINGS. The Company has furnished to the Investors an accurate and complete copies of the Disclosure Documents and has made available to the Investors or their representatives such other documents and reports filed by or on behalf of the Company with the SEC. Except as otherwise set forth in Section 3(l) below, none of such documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (k) NO MISREPRESENTATION. Subject only to the provisions of Section 3(l) below, no representation or warranty of the Company contained in this Agreement or in the Disclosure Documents or in any other instrument furnished by the Company to the Investors pursuant to the terms hereof, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         (l) FORM S-1 DRAFT FOR INFORMATION PURPOSES ONLY. Notwithstanding anything to the contrary, express or implied, contained in this Section 3 or elsewhere in this Agreement, it is expressly understood and agreed by the Investors that the Form S-1 Draft: (i) is subject to further review by management of the Company and its legal and financial representatives, including its auditors, (ii) is incomplete and does not contain all required financial information, (iii) is subject to revision prior to its filing with the SEC, and (iv) following its filing with the SEC is subject to further comment by the staff of the SEC and amendments (which comments and amendments may be material) before being declared effective by the SEC. Accordingly, it is expressly acknowledged and agreed that: (A) such Form S-1 Draft is submitted to the Investors for informational purposes only, (B) the Company is not making and representations and warranties as to the accuracy of the information contained therein, and (C) Investors should not rely upon such Form S-1 Draft in making their investment decisions in connection with the purchase of the Subject Shares. Copies of all material changes to the Form S-1 Draft, if any, made by the Company prior to the Closing Date will be furnished to the Investors by the Company.

4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         Each of the Investors hereby severally (not jointly and severally) represents and warrants to the Company as follows:

         (a) INVESTIGATION; INVESTMENT REPRESENTATIONS. Each Investor hereby acknowledges and agrees that he or it:

                 (i) possesses such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of his or its investment hereunder;

                 (ii) has been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of its investment, the transactions contemplated hereby and the business and affairs of the Company;

                 (iii) is aware that the Company and its Subsidiaries have recently incurred substantial losses and that there are significant investment risks inherent in their purchase of the Subject Shares;

                 (iv) is prepared to sustain a total loss of his or its investment in the Subject Shares;

                 (v) has examined, to the extent he or it deems appropriate, all of the agreements and documents referred to herein or in the schedules hereto and such other documents that it has requested;

                 (vi) understands that the Subject Shares are not being registered under the 1933

                 Act, on the grounds that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering, and the Company's reliance on this exemption is predicated in part on such Investor's representations and warranties contained in this Section 4(a);

                 (vii) is acquiring his or its Subject Shares for his or its own account, for investment purposes only and not with a view to the distribution or resale thereof; and

                 (viii) is an "accredited investor", as that term is defined in Regulation D, as promulgated under the 1933 Act.

         (b) EXECUTION AND EFFECT OF AGREEMENT. Each Investor has all necessary power and authority to enter into this Agreement and consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against such Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (c) NO ACTIONS. There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Investor, threatened against the Investor which might question the legality, validity or enforceability of this Agreement or the consummation of any of the transactions contemplated hereby.

         (d) ACKNOWLEDGEMENT OF COMPANY DISCLAIMER WITH RESPECT TO FORM S-1 DRAFT; MATERIAL CHANGES AFFECTING THE COMPANY. By their execution of this Agreement, each of the Investors: (i) acknowledges that they have read this Agreement and specifically the disclaimer of the Company contained in Section 3(l) above, (ii) acknowledges that the Form S-1 Draft has been submitted to such Investor for informational purposes only, (iii) acknowledges that the Company is making no representation or warranty herein as to the accuracy or completeness of the information contained in such Form S-1 Draft, and (iv) recognizes that the contents thereof should not be relied upon by any of them in connection with making their respective investment decisions with respect to purchasing the Subject Shares.

5. SEC FILINGS. For so long the Investors shall continue to own any of the Subject Shares, the Company will furnish to such Investors, upon written request therefor, copies of all documents filed by the Company with the SEC under the 1934 Act, including, without limitation, all Form 10-K Annual Reports, all Form 10-Q Quarterly Reports and other Form 8-K Interim Reports, and copies of the Registration Statement and Preliminary Prospectus' derived from the Form S-1 Draft, and amendments thereto, as filed by the Company with the SEC.

6.       LEGENDS ON SUBJECT SHARES.

         (a) RESTRICTIONS ON TRANSFER. Each of the Investors acknowledges that the Company's securities being issued and sold hereunder are being so issued and sold in transactions which are exempt from the registration requirements of the 1933 Act. None of the Subject Shares may be distributed, transferred, or otherwise disposed of (a "Transfer") by the Investors, except pursuant to an effective Registration Statement under the 1933 Act which is current with respect to the securities offered thereby, or pursuant to an applicable exemption therefrom, and pursuant to applicable "Blue Sky" or state securities laws or an applicable exemption therefrom.

         (b) STOP TRANSFER INSTRUCTIONS AND LEGEND. The Company may cause its transfer agent to establish appropriate stop transfer instructions with respect to the Subject Shares and shall cause to be set forth on the certificates representing any Subject Shares legends substantially in the following form:

                      "The securities represented by this certificate have not
                 been registered under the United States Securities Act of 1933, as amended. No transfer of such securities shall be valid or effective except pursuant to a registration statement covering such securities declared effective by the Securities and Exchange Commission pursuant to the applicable registration requirements of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Company that such registration is not required."

7.  CONDITIONS PRECEDENT TO CLOSING.

         (a) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INVESTORS. The obligation of the Investors to purchase the Subject Shares to be purchased by it at the Closing hereunder is subject to the fulfillment on or prior to the Closing Date of the following conditions:

                 (i) The Investors shall have received certificates evidencing all, and not less than all, of the Subject Shares.


                 (ii) The Investors shall have received an opinion, in form and content satisfactory to the Investors and its legal counsel, addressed to the Investors and dated the Closing Date, of Solomon Weiss & Moskowitz P.C. in respect of the representations and warranties set forth in Sections 3(a) and
Section 3(d) of this Agreement (the "Opinion Letter").

                 (iii) The Company shall have duly executed and delivered to the Investors the Registration Rights Agreement in the form of Exhibit "A" hereto.

         (iv) The representations and warranties made by the Company herein shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and the Company shall have complied in all material respects with all conditions and covenants hereunder required to be performed by it at or prior to the Closing Date.

                 (v) All legal matters incident to the transactions contemplated by this Agreement shall have been reasonably approved by counsel to the Investors.

                 (vi) The sale of the Subject Shares by the Company shall not be prohibited or enjoined (temporarily or permanently) as of the Closing Date, nor shall any such action be pending or threatened.

         (b) CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to issue and sell the Subject Shares to be issued pursuant to this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions:

         (i) The representations and warranties made by the Investors herein shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                 (ii) The Investors shall have tendered payment in full of the purchase price for the Subject Shares as contemplated by Section 2 of this Agreement.

                 (iii) The purchase of the Subject Shares to be purchased by such Investors hereunder shall not be prohibited or enjoined (temporarily or permanently) under the laws of any jurisdiction to which the Investors is subject.

                 (iv) The Investors shall have executed the Registration Rights Agreement.

                 (v) All legal matters incident to the transactions contemplated by this Agreement shall have been reasonably approved by counsel to the Company.

8.       CLOSING.

         (a) The Closings. The closing of the sale of the Subject Shares hereunder to each Investor (the "Closing") shall take place at various times and dates following the date hereof at the offices of the Company, c/o Wico Corporation, 6400 West Gross Point Road, Niles, Illinois 60648, or by mail, and shall continue until the close of business (Illinois time) on July 7, 1995.
The date of each such Closing with a particular Investor is referred to in this Agreement as the "Closing Date".

         (b) Deliveries at the Closings. At each Closing, the Investor shall deliver to the Company, c/o Wico Corporation at the address specified above (attention: Steffen I. Magnell, President) the following:

                 (i) A true copy of this Agreement duly executed by such Investor on the signature page hereof, including the address of such Investor;

                 (ii) A true copy of the Registration Rights Agreement (Exhibit "A" hereto), duly executed by such Investor on the signature page thereof;

                 (iii) A true copy of the subscription letter in the form of Exhibit "B" annexed hereto and made a part hereof, duly executed by such Investor;

                 (iv) The Investor's check, payable to the order of Conquest Industries Inc. in the amount of the Investors Purchase Price for the number of Subject Shares being subscribed to by such Investor; and

                 (v) A completed Purchaser Questionaire (either for an individual Investor or a corporate Investor) in the form of Exhibit "C" annexed hereto and made a part hereof, filled out and duly executed by such Investor.

         The Company shall, not later than five (5) business days following July 7, 1995, deliver to each Investor the Company's stock certificates evidencing their Subject Shares as well as counterparts of this Agreement and the Registration Rights Agreement, duly executed by the Company.

9.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

         All representations, warranties, covenants and agreements of the Company or of the Investors contained in this Agreement or in any certificate, document, schedule or instrument delivered pursuant hereto shall survive the Closing hereunder and the delivery of any and all documents and instruments hereunder, regardless of any investigation made by or on behalf of the Investors or the Company, respectively. All statements contained in any certificate, schedule or other document delivered by the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations and warranties of the Company.

10.      NOTICES.

         Any notices or other communications required or permitted hereunder shall be in writing and personally delivered or sent by telecopier or by registered or certified mail, return receipt requested, postage prepaid, addressed or telecopied as follows or to such other address or telecopier number of which notice has been given pursuant hereto:

If to the Company:                Conquest Industries, Inc.
                                           c/o Wico Corporation
                                           6400 West Gross Point Road
                                           Niles, Illinois 60648
                                           Attn: Steffen I. Magnell,
                                           Chief Executive Officer
                                           fax. no. (708) 647-6438

With a copy to:           Solomon Weiss & Moskowitz, P.C.
                                           650 Fifth Avenue
                                           New York, New York 10019
                                           Attn: Stephen A. Weiss, Esq.
                                           fax. no. (212) 246-2561

If to the Investors:                       To the addresses listed
                                           on the signature page hereof

11.      ENTIRE AGREEMENT; AMENDMENT ETC.

         This Agreement, together with the Registration Rights Agreement, represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings, whether written or oral. With the written consent of the Investors or the holders of a majority of the outstanding Subject Shares, the obligations of the Company and the rights of the holders of the Subject Shares may be waived or modified (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing authorized as aforesaid and signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12.      SUCCESSORS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


13.      SECTION HEADINGS.

         The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.      APPLICABLE LAW.

         This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of Delaware, without reference to or application of principles of conflicts of laws.

15.      EXPENSES.

         The Company, on the one hand, and the Investors, on the other hand, shall pay their own respective legal fees and expenses and other out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby, including those fees and expenses relating to the preparation of this Agreement and the documents relating hereto.

16.      SEVERABILITY.

         If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

17.      NO WAIVER.

         The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

18.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                             CONQUEST INDUSTRIES INC.


                                             BY:
                                                 ------------------------------
                                             STEFFEN I. MAGNELL, CHIEF
                                                    EXECUTIVE OFFICER

ADDRESS:                                        NAME OF INVESTORS:

- ---------------------------
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                                                --------------------------------

- ---------------------------
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                                                --------------------------------

ADDRESS:                                       NAME OF INVESTORS:

- ---------------------------
- ---------------------------
- ---------------------------
                                               --------------------------------

- ---------------------------
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                                               --------------------------------

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                                               --------------------------------

ADDRESS:                                        NAME OF INVESTORS:

- ---------------------------
- ---------------------------
- ---------------------------
                                                --------------------------------

- ---------------------------
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- ---------------------------
                                                --------------------------------
- ---------------------------
- ---------------------------
- ---------------------------
                                                --------------------------------

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                                                --------------------------------

- ---------------------------
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                                                --------------------------------

                                  SCHEDULE "1"

NAME OF INVESTOR          NO. OF SUBJECT SHARES          TOTAL PURCHASE PRICE
- ----------------          ---------------------          --------------------

                                    Exhibits

A - Registration Rights Agreement
B - Subscription Letter
C - Purchaser Questionaire (individual or corporate)

                                   EXHIBIT A





                         REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF JUNE __, 1995

                                 BY AND BETWEEN

                            CONQUEST INDUSTRIES INC.

                                      AND

                    THE PARTY SIGNATORIES TO THIS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement ("Agreement") is made and entered into as of June __, 1995, by and between CONQUEST INDUSTRIES, INC., a Delaware corporation (the "Company"); and THE PERSONS, FIRMS AND/OR CORPORATIONS WHO HAVE EXECUTED THIS AGREEMENT ON THE SIGNATURE PAGE HEREOF (hereinafter individually referred to as an "Investor" and collectively as the "Investors").

         This Agreement is made pursuant to Section 7(a)(iii) of the Stock Purchase Agreement dated as of June __, 1995, by and between the Company and the Investors (the "Purchase Agreement"). The Company has agreed to provide the Investors the registration rights with respect to the Registerable Securities, as defined and set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them as set forth in the Purchase Agreement.

                 The parties hereby agree as follows:

1.       Securities Subject to this Agreement

                 (a) Definitions. As used herein, the term "Registerable Securities" shall means the Subject Shares as defined in the Purchase Agreement, and the term "Registerable Security" shall mean each of the Subject Shares.

                 (b) Restricted Securities. The Subject Shares are "restricted securities", as that term is defined in Rule 144 promulgated under the 1933 Act (the "Restricted Securities"). For the purposes of this Agreement, any Registerable Security will cease to be a Restricted Security when (i) pursuant to a registration statement covering such Restricted Security has been declared effective by the United States Securities and Exchange Commission (the "Commission"), and it has been disposed of pursuant to such effective registration statement; or (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933
Act).

                 (c) Holders of Registerable Securities. A Person is deemed to be a holder of Registerable Securities whenever such Person owns Registerable Securities or has a right to acquire such Registerable Securities, whether or not such acquisition has actually been effected; provided, that in no event will any Registerable Security be deemed to be owned by more than one Person.

                 (d) Stock Splits, Dividends, etc. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or of any successor company which may be received by the Investors by virtue of his or its ownership of Registerable Securities.

2.       Required Registration

                 (a) Shelf Registration. The Company, agrees to file on or after June 30, 1995, but in no event later than September 30, 1995, a registration statement on any appropriate form pursuant to Rule 415 under the Act and/or any similar rule that may be adopted by the Commission with respect to the Registerable Securities (the "Shelf Registration"). The Company agrees to use its best efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing, but in no event later than March 31, 1996, and to keep the Shelf Registration continuously effective for a period of two years (or, if for any reason the effectiveness of the Shelf Registration is suspended, such period shall be extended by the aggregate number-of days of each such suspension) following the date on which the Shelf Registration is declared effective; provided, however, that the effectiveness of the Shelf Registration may be terminated earlier with respect to any issue of securities if and to the extent that none of the securities of such issue registered therein are Restricted Securities or are outstanding.

                 The Company further agrees if necessary, to supplement or amend any Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Act or the rules and regulations thereunder or as reasonably requested by the holders of (or any underwriter for) a majority amount of any issue of the then outstanding Registerable Securities (each, a "Majority Amount" of such issue) to which such Shelf Registration relates, and the Company agrees to furnish to the holders of Registerable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company agrees to pay all of its Registration Expenses (as hereinafter defined) in connection with the Shelf Registration, whether or not it becomes effective.

                 The holders of the Registerable Securities to be registered shall pay, pro rata, all underwriting discounts and commissions or placement fees of any investment banker or bankers and/or manager or managers used in connection with the sale of their Registerable Securities pursuant to the Registration Statement.

         (b) Piggy-Back Registration

                          (i)     In the event that, at any time or from time
to time prior to the effective date of the Shelf Registration, the Company proposes to register any Common Stock under the 1933 Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any successor to such Forms and other than pursuant to Section 2(a) above, for the purpose of the sale of Common Stock owned by any present or future holder of Common Stock (other than the Company), the Company, shall mail or deliver to all holders of Registerable



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

Securities, at least 10 days prior to the filing with the Commission of the registration statement covering such Common Stock, a written notice (a "Registration Notice") of its intention so to register such Common Stock.

                          (ii)    In the event that a Registration Notice shall
have been so mailed or delivered, each holder of Registerable Securities may elect to include in such registration statement such percentage of its Registerable Securities as equals the percentage derived by adding all of the shares of Common Stock registered on behalf of each of the holders on whose behalf such registration statement is being filed (excluding the holders of Registerable Securities) and dividing such number by the total number of shares of Common Stock owned by such holders (excluding the holders of Registerable Securities). To the extent that a holder of Registerable Securities chooses to include such Registerable Securities as it is entitled to include pursuant to the proceeding sentence such holder shall mail or deliver to the Company, a written notice (a "Supplemental Notice") (A) specifying the number of shares of Registerable Securities proposed to be sold or otherwise transferred by such holder, (B) describing the proposed manner of sale or other transfer thereof under the Securities Act; provided, however, that such Supplemental Notice shall be so mailed or delivered by such holder not more than 5 days after the date of delivery to such holder of a Registration Notice. If the registration statement for which piggy back registration rights have been granted relates to an underwritten offering and the underwriter advises that it must limit the number of shares of Common Stock being registered, then the number of shares which shall be included in such registration statement on behalf of each holder shall be reduced pro-rata.

3. Holdback Agreement; Restrictions on Public Sale by Holders of Registerable Securities.

         In connection with the piggyback registration statement referred to in
Section 2 above, to the extent not inconsistent with applicable law, each holder of Registerable Securities whose securities are included in such registration statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 Business Days prior to, and for such period of time following the effective date not to exceed a 360-day period as the Company or any managing underwriter of an offering of securities subject to such piggyback registration may specify (except as part of such registration), if and to the extent timely notified of such restriction in writing by the Company, in the case of a non-underwritten public offering, or by the managing underwriter or underwriters, in the case of an underwritten public offering.

4.       Registration Expenses

                 Subject to the limitation on expenses provided in Section 2, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc.


("NASD") and/or The NASDAQ Stock Market ("NASDAQ"), as may be required by the rules and regulations of the NASD or NASDAQ, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registerable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses if the printing of prospectuses is requested by holder of Registerable Securities), messenger and delivery expenses, internal expenses (including, without limitation, all, salaries and expenses of their officers and employees performing legal or accounting duties), fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses include any underwriting discounts, commissions or fees attributable to the sale of the Registerable Securities.

5.       Indemnification: Contribution

                 (a) Indemnification by the Company. The Company agrees to indemnify each holder of Registerable Securities, its general partners, general partners of the general partner, limited partners, officers, directors, employees and agents and each Person who controls such holder (within the meaning of the Act), against all losses, damages, liabilities and expenses
(including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as the same are contained in any information with respect to such holder furnished in writing to the Company by such holder expressly for use therein. The Company also agrees to reimburse each such holder and each such officer, director, partner and controlling Person for any legal or other expenses reasonably incurred by such holder or such officer, director, partner or controlling Person in connection with investigating or defending any such loss, damage, liability or action to the extent that the same are not incurred in connection with the proviso of the preceding sentence.

                 (b)      Indemnification by Holders of Registerable
Securities. In connection with any registration statement in which a holder of Registerable Securities is participating, each such holder will furnish to the Company in writing, such information and affidavits with respect to such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, the directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Act), and any investment advisor thereof or



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

agent therefor against any losses, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information or affidavit with respect to such holder so furnished in writing by such holder specifically for inclusion therein or resulting from the violation of applicable securities laws of such holder or its agents in connection with the sale of the Registerable Securities.

                 (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding against such Person or investigation thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld. The failure of any indemnified party to give such notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement unless, and only to the extent that, the failure of the indemnified party to give such notice is (i) deliberate and wilful and (ii) results in actual harm to the indemnifying party.

                 (d) Contribution. If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, damages, liabilities or expenses referred to therein by reason other than that set forth in the exception in the first sentence of Section 5(a) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by



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

reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an indemnified holder shall not be required to contribute any amounts in excess of the amount by which the total price at which the Registerable Securities were sold by such indemnified holder and distributed to the public exceeds the amount of any damages which such indemnified holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5(d).

                 In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of a holder of Registerable Securities differs from a provision in this Section 5, such provision in the underwriting agreement shall determine such holder"s rights in respect thereof.

6.       Participation in Underwritten Registrations

                 The Investors may not participate in any underwritten registration with respect to the Registerable Securities unless it (a) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (b) agrees to pay its pro rata portion of all underwriting discounts, commissions and fees.

7. Rule 144

                 The Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the



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

Commission thereunder (or, if it is not required to file such reports, it will make publicly available such information including information required by Rule
15c2-11 promulgated under the Securities Exchange Act of 1934, as amended, as will enable the holders of Registerable Securities to sell any Registerable
Securities held by them without registration as described in this Section 7);
and it will take such further action as any holder of Registerable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registerable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any holder of Registerable Securities, the Company will deliver to such holder a written statement as to filings made by the Company with the Commission.

                 (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a Majority Amount of each issue of Registerable Securities then outstanding affected by such amendment, modification, supplement, waiver or departure.

                 (b) Notices. All notices and other communications provided for or permitted hereunder shall be made by hand delivery or registered first-class mail to the addresses specified in the Purchase
Agreement.

                 All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, or two
Business Days after being deposited in the mail, postage prepaid, if mailed.

                 (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (f)      Governing Law.  This Agreement shall be governed by
and construed in accordance with the laws of the State of Delaware applicable
to contracts made and to be performed wholly within that jurisdiction.   The
parties hereto agree to submit to the jurisdiction of the courts of the State of Delaware in any action or proceeding arising out of or relating to this
Agreement.



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                 (g)      Severability.  In the event that any one or more of
the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registerable Securities shall be enforceable to the fullest extent permitted by law.

                 (h)      Entire Agreement.  This Agreement, together with the
Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements, negotiations, and understandings between the parties with respect to such subject matter.

                 (i) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or of the Registerable Securities, or where any provision hereof is successfully asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           CONQUEST INDUSTRIES INC.



                                           BY:
                                                -------------------------------
                                                   STEFFEN I. MAGNELL, CHIEF
                                                   EXECUTIVE OFFICER




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ADDRESS:
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



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                                  EXHIBIT "B"

                              SUBSCRIPTION LETTER



                                                                _______ __, 1995


CONQUEST INDUSTRIES INC.
c/o Wico Corporation
6400 West Gross Point Road
Niles, Illinois 60648

Attn:  Steffen I. Magnell,
       Chief Executive Officer

Gentlemen:

         The undersigned hereby subscribes to an aggregate of _______ Subject Shares of Conquest Industries Inc. (the "Company"), pursuant to the terms of the Stock Purchase Agreement dated as of June __, 1995 (the "Agreement") at a purchase price of $1.4085 per Subject Share.

         In connection with such subscription, the undersigned tenders herewith his check in the amount of $___________, representing the aggregate Purchase Price for such Subject Shares.

         The undersigned has read the Agreement and all of the Exhibits thereto and has reviewed the 1994 Form 10-K, the March 1995 Form 10-Q and the Form S-1 Draft submitted with the Agreement and its Exhibits. As used herein, all capitalized terms have the same meaning as are defined and set forth in the Agreement.


                                            Very truly yours,


                                            ------------------------------------
                                            [Name of Subscriber]